Income Taxes	9 Months Ended
Mar. 31, 2012
Income Taxes
Income Taxes

10. Income Taxes

        In accordance with FASB standards, we establish a valuation allowance if we believe that it is more likely than not that some or all of our deferred tax assets will not be realized. We do not recognize a tax benefit unless we determine that it is more likely than not that the benefit will be sustained upon external examination, an audit by taxing authority. The amount of the benefit that may be recognized is the largest amount that has a greater than 50% likelihood in being realized upon ultimate settlement. The overall increase is attributable to the Australia subsidiary being taken into account on the provision calculations.

        The components of the provision (benefit) for income taxes were as follows:

	Fiscal Year Ended June 30,		Nine Months Ended March 31
	2010	2011	2011	2012
			(unaudited)
	(in Thousands)
Current:
Federal	$25	$—	$—	$—
State	480	17	7	6
Foreign	5	(46)	2	124

	510	(29)	9	130

Deferred:
State	(36)	(132)	(63)	(9)
Foreign				(60)

	(36)	(132)	(63)	(69)

Total income tax provision (benefit)	$474	$(161)	$(54)	$61

        The components of net deferred tax assets (liabilities) were as follows:

	As of June 30,		As of March 31,
	2010	2011	2012
			(unaudited)
	(in Thousands)
Accruals and reserves not currently deductible for tax purposes	$3,969	$4,342	$4,542
Net operating loss and tax credit carry forwards	61,201	62,439	63,167

Gross deferred tax assets	65,170	66,781	67,709
Valuation allowance	(64,420)	(65,899)	(66,766)

Net deferred tax assets	$750	$882	$943

        Deferred income tax balances reflect the effects of temporary differences between the carrying amounts of assets and liabilities and their tax basis and are stated at enacted tax rates expected to be in effect when taxes are actually paid or recovered, in addition to estimated amounts related to net operating loss, capital loss and tax credits carry forwards. We have recorded a valuation allowance to reflect the estimated amount of deferred tax assets which relate to federal net operating loss carry forwards, in excess of amounts carried back to prior years, and tax credit carry forwards that may not be realized.

        As of June 30, 2011, we had approximately $161 million in U.S. federal net operating loss ("NOL") carry forwards that will start to expire in 2019. We had approximately $5.2 million in Canadian net operating loss carry forwards that will start to expire in 2028. Also, we had approximately $0.4 million in state NOLs, which expire at various times between 5 and 20 years. These NOL's offset future taxable income and taxable gains.

        The change in the valuation allowance was a decrease of approximately $0.5 million and an increase of $1.5 million for the fiscal year ended June 30, 2010 and June 30, 2011 respectively. The reason for this change was the generation and utilization of net operating carry forwards, offsetting the estimated tax income as calculated per tax purposes. If we experience a change in ownership within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended, it may have limitations on our ability to realize the benefit of our net operating loss and tax credit carryovers.

        In addition to the net operating loss carryovers, we have alternative minimum tax credit carryovers of $4.4 million.

        The alternative minimum tax credit may be applied to regular federal income tax once the NOLs expired or we have regular federal taxable income. There is no expiration date on alternative minimum tax credit carryovers.

        Our effective tax rates for the nine months ended March 31, 2011 and 2012 were (1.2%) and (0.6%), respectively. Our effective tax rates for fiscal 2010 and fiscal 2011 were (20.9)% and 2.3%, respectively. The following table provides a reconciliation of the income tax provisions for these periods:

	Fiscal Year Ended June 30,				Nine Months Ended March 31,
	2010	%	2011	%	2011	%	2012	%
					(unaudited)
	(in thousands, except %)
Income tax expense at the statutory rate	$(793)	35.0%	$(2,497)	35.0%	$(1,534)	35.0%	$(3,794)	35.0%
State income taxes, net of federal benefit	289	(12.7)%	(75)	1.0%	(36)	0.8%	53	(0.5)%
Utilization of NOL carryover	(1,033)	45.6%	—	—%	—	—%	—	%
Amortization of intangible assets	1,273	(56.2)%	901	(12.6)%	533	(12.2)%	576	(5.3)%
Impairment of goodwill	—	—%	—	—%	—	—%	3,150	(29.1)%
Impact of foreign operations	607	(26.8)%	726	(10.2)%	528	(12.1)%	11	(0.1)%
Difference between AMT and statutory federal income tax	340	(15.0)%	1070	(15.0)%	657	(15.0)%	1,626	(15.0)%
Refunds	—	—%	—	—%	—	—%	41	(0.4)%
Other, net	(209)	9.2%	(287)	4.0%	(202)	4.7%	(1,611)	14.9%
Change in valuation reserve	—	—%	—	—%	—	—%	9	(0.1)%

Income tax provision (benefits)	$474	(20.9)%	$(161)	2.3%	$(54)	1.2%	$61	(0.6)%

        The amount of income taxes refunded during fiscal years 2010 and 2011 amounted to approximately $6 thousand and $22 thousand, respectively. The amount of income tax cash payments during fiscal years 2010 and 2011 were approximately $442 thousand and $128 thousand, respectively.

        In accordance with FASB Accounting Standards Codification 740-10, "Accounting for Uncertainty in Income Taxes," we establish a valuation allowance if it believes that it is more likely than not that some or all of our deferred tax assets will not be realized. We do not recognize a tax benefit unless it determines that it is more likely than not that the benefit will be sustained upon external examination, which is an audit by taxing authority. The amount of the benefit that may be recognized is the largest amount that has a greater than 50% likelihood of being realized upon ultimate settlement. As of June 30, 2011, we had approximately $0.4 million in unrecognized tax benefits recorded in other long-term liabilities on our Consolidated Balance Sheet, which, if recognized would reduce tax expense and our effective tax rate.

        The aggregate changes in the balance of unrecognized tax benefits were as follows:

	Fiscal Years Ended June 30,
			March 31, 2012
	2010	2011
			(unaudited)
	(in Thousands)
Beginning balance	$211	$362	$369
Increases for tax positions related to prior year	95	—
Increases for tax positions related to current year	56	60	47
Decreases related to settlements	—	—
Reductions due to lapsed statute of limitations	—	(53)	(53)

Ending balance	$362	$369	$363

        We recognize interest accrued and penalties related to unrecognized tax benefits in our income tax provision. As of June 30, 2011, we had accrued no penalties and an insignificant amount of interest was recorded in income tax expense.

        Tax positions for Lyris and its subsidiaries are subject to income tax audits. Tax returns for all tax years since fiscal 2009 remain open to examination by the Internal Revenue Service and since 2004 for state income tax purposes. As of June 30, 2011, there are no current federal or state income tax audits in progress.

        We are subject to income tax in some jurisdictions outside the United States, none of which are individually material to our financial position, cash flows, or result of operations.